SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  March 1, 2005


                  AMERICAN CONSOLIDATED MANAGEMENT GROUP, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Utah                          0-20642                 87-0375093
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(State or other jurisdiction    (Commission file number)       (IRS employer
    of incorporation)                                       identification no.)

         714 Fairview Road, Greer, South Carolina                 29651
         ----------------------------------------               ----------
         (Address of principal executive offices)               (Zip code)

                                 (864) 848-1900
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c)


                   This document contains a total of 11 pages.

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Item 1.01 Entry into a Material Definitive Agreement

         American Consolidated Management Group, Inc. has entered into an agreement with Nu Specialty Foods Group, LLC, a North Carolina limited liability company located in Graham, North Carolina whereby Nu Specialty Foods shall purchase a special blend of Sunutra(TM) powders for incorporation into their biscuit product line. Specifically, the products covered by this agreement as for the food service industry and consist of frozen unbaked biscuit dough, frozen baked biscuits, and biscuit dry-mix. Nu Specialty will possess the exclusive right to manufacture these products with Sunutra(TM) for a period of three (3) years provided certain minimum purchase requirements are maintained. In addition, Nu Specialty must purchase a minimum of 1,586 pounds of this powder on, or before June 1, 2005 thereby guaranteeing ACMG with minimum cash inflow in excess of $100,000.00. Nu Specialty is a specialized food company that supplies certain fast food chains as well as school lunch programs across the U.S. ACMG is continuing to negotiate with other food processors and hopes that additional customers will be entering into similar agreements. All agreements, including the Nu Specialty contract, require the maintenance of confidentiality of this Company's technology, and a covenant not to reverse engineer that technology. Prior to the finalization of any agreements, each potential customer is required to execute and deliver to ACMG a confidentiality agreement as well as a material transfer agreement. Other firms have executed such agreements, and discussions and testing are now ongoing.

Item 9.01 Financial Statements and Exhibits

         a.       Financial statements of businesses acquired

                  Not applicable.

         b.       Pro forma financial information

                  Not applicable.

         c.       Exhibits

                  Number                  Description

                  10.1 Agreement by and between the Company and Nu Specialty Foods Group, L.L.C., dated March 1, 2005

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERICAN CONSOLIDATED MANAGEMENT GROUP, INC.
                                   (Registrant)




Date: March 1, 2005                By   /s/  Herschel J. Walker
                                      -------------------------------------
                                      Herschel J. Walker
                                      President and CEO

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